                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 14, 2001


I.    RECONCILIATION OF COLLECTION ACCOUNT:

           End of Period Collection Account Balance as of Prior Payment Date:                         440,836.23
           Available Funds:
                     Contract Payments due and received in this period                              5,200,410.71
                     Contract Payments due in prior period(s) and received in this period             342,974.72
                     Contract Payments received in this period for next period                         29,904.68
                     Sales, Use and Property Tax, Maintenance, Late Charges                           149,977.68
                     Prepayment Amounts related to early termination in this period                   334,837.57
                     Servicer Advance                                                               1,003,345.01
                     Proceeds received from recoveries on previously Defaulted Contracts                    0.00
                     Transfer from Reserve Account                                                     12,586.82
                     Interest earned on Collection Account                                             32,279.26
                     Interest earned on Affiliated Account                                              5,879.81
                     Proceeds from repurchase of Contracts per Contribution and Servicing
                       Agreement Section 5.03                                                               0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01
                       (Substituted contract < Predecessor contract)                                        0.00
                     Amounts paid under insurance policies                                                  0.00
                     Any other amounts                                                                      0.00
                                                                                                   -------------
           Total Available Funds                                                                    7,553,032.49
           Less: Amounts to be Retained in Collection Account                                         308,036.80
                                                                                                   -------------
           AMOUNT TO BE DISTRIBUTED                                                                 7,244,995.69
                                                                                                   =============


           DISTRIBUTION OF FUNDS:
                     1.      To Trustee -  Fees                                                             0.00
                     2.      To Servicer, any unreimbursed Nonrecoverable Advances or
                               Servicer Advances                                                      342,974.72
                     3.      To Noteholders (For Servicer Report immediately following
                               the Final Additional Closing Date)

                                    a) Class A1 Principal and Interest                                      0.00
                                    a) Class A2 Principal (distributed after A1 Note
                                         matures) and Interest                                      4,627,339.64
                                    a) Class A3 Principal (distributed after A2 Note
                                         matures) and Interest                                        522,208.33
                                    a) Class A4 Principal (distributed after A3 Note
                                         matures) and Interest                                        619,968.75
                                    b) Class B Principal and Interest                                  98,803.65
                                    c) Class C Principal and Interest                                 198,220.20
                                    d) Class D Principal and Interest                                 134,087.44
                                    e) Class E Principal and Interest                                 179,439.49

                     4.      To Reserve Account for Requirement per Indenture Agreement
                               Section 3.08                                                                 0.00
                     5.      To Issuer - Residual  Principal and Interest and Reserve
                               Account Distribution
                                    a) Residual Interest (Provided no Restricting or
                                       Amortization Event in effect)                                   79,698.43
                                    b) Residual Principal (Provided no Restricting or
                                       Amortization Event in effect)                                  150,553.34
                                    c) Reserve Account Distribution (Provided no
                                       Restricting or Amortization Event in effect)                    12,586.82
                     6.      To Servicer, Tax, Maintenance, Late Charges and Bank Interest
                               Earned and Any Other Amounts                                           188,136.75
                     7.      To Servicer, Servicing Fee and other Servicing Compensations              90,978.13
                                                                                                   -------------
           TOTAL FUNDS DISTRIBUTED                                                                  7,244,995.69
                                                                                                   =============

                                                                                                   -------------
           End of Period Collection Account Balance {Includes Payments in Advance &
             Restricting Event Funds (if any)}                                                        308,036.80
                                                                                                   =============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                  $2,925,289.09
            - Add Investment Earnings                                                                  12,586.82
            - Add Transfer from Certificate Account (To Satisfy Reserve Account
                Requirement)                                                                                0.00
            - Less Distribution to Certificate Account                                                 12,586.82
                                                                                                   -------------
End of period balance                                                                              $2,925,289.09
                                                                                                   =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.)                        $2,925,289.09
                                                                                                   =============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 14, 2001


III.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                           Pool A                       151,387,272.03
                           Pool B                        62,107,634.76
                                                        --------------
                                                                                213,494,906.79
Class A Overdue Interest, if any                                  0.00
Class A Monthly Interest - Pool A                           959,602.15
Class A Monthly Interest - Pool B                           393,683.16

Class A Overdue Principal, if any                                 0.00
Class A Monthly Principal - Pool A                        2,589,562.20
Class A Monthly Principal - Pool B                        1,826,669.21
                                                        --------------
                                                                                4,416,231.41
Ending Principal Balance of the Class A Notes
                           Pool A                       148,797,709.83
                           Pool B                        60,280,965.55
                                                        --------------          --------------
                                                                                209,078,675.38
                                                                                ==============

--------------------------------------------------------------------------------------
Interest Paid Per $1,000         Principal Paid Per $1,000            Ending Principal
Original Face $257,425,000       Original Face $257,425,000           Balance Factor
         $ 5.257008                      $ 17.155410                     81.219258%
--------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                           Class A1                                           0.00
                           Class A2                                  34,869,906.79
                           Class A3                                  83,000,000.00
                           Class A4                                  95,625,000.00
                                                                    --------------

Class A Monthly Interest                                                                   213,494,906.79
                           Class A1 (Actual Number Days/360)                  0.00
                           Class A2                                     211,108.23
                           Class A3                                     522,208.33
                           Class A4                                     619,968.75
                                                                    --------------

Class A Monthly Principal
                           Class A1                                           0.00
                           Class A2                                   4,416,231.41
                           Class A3                                           0.00
                           Class A4                                           0.00
                                                                    --------------
                                                                                             4,416,231.41
Ending Principal Balance of the Class A Notes
                           Class A1                                           0.00
                           Class A2                                  30,453,675.38
                           Class A3                                  83,000,000.00
                           Class A4                                  95,625,000.00
                                                                    --------------
                                                                                           --------------
                                                                                           209,078,675.38
                                                                                           ==============

Class A2
-----------------------------------------------------------------------------------
Interest Paid Per $1,000         Principal Paid Per $1,000         Ending Principal
Original Face $39,000,000        Original Face $39,000,000         Balance Factor
        $ 5.413032                      $ 113.236703                  78.086347%
-----------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 14, 2001

V.    CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                           Pool A                  2,579,824.73
                                           Pool B                  1,058,366.87
                                                                   ------------
                                                                                    3,638,191.60

           Class B Overdue Interest, if any                                0.00
           Class B Monthly Interest - Pool A                          16,682.87
           Class B Monthly Interest - Pool B                           6,844.11
           Class B Overdue Principal, if any                               0.00
           Class B Monthly Principal - Pool A                         44,140.26
           Class B Monthly Principal - Pool B                         31,136.41
                                                                   ------------
                                                                                       75,276.67
           Ending Principal Balance of the Class B Notes
                                           Pool A                  2,535,684.47
                                           Pool B                  1,027,230.46
                                                                   ------------     ------------
                                                                                    3,562,914.93
                                                                                    ============

-------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $4,387,000       Original Face $4,387,000        Balance Factor
       $ 5.362886                     $ 17.159031                 81.215294%
-------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class C Notes
                                           Pool A                  5,160,340.64
                                           Pool B                  2,117,042.54
                                                                   ------------
                                                                                    7,277,383.18

           Class C Overdue Interest, if any                                0.00
           Class C Monthly Interest - Pool A                          33,800.23
           Class C Monthly Interest - Pool B                          13,866.63
           Class C Overdue Principal, if any                               0.00
           Class C Monthly Principal - Pool A                         88,280.53
           Class C Monthly Principal - Pool B                         62,272.81
                                                                   ------------
                                                                                      150,553.34
           Ending Principal Balance of the Class C Notes
                                           Pool A                  5,072,060.11
                                           Pool B                  2,054,769.73
                                                                   ------------     ------------
                                                                                    7,126,829.84
                                                                                    ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000         Ending Principal
Original Face $8,775,000      Original Face $8,775,000          Balance Factor
        $ 5.432121                   $ 17.157076                   81.217434%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 14, 2001


VII.  CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                           Pool A                  3,440,227.08
                                           Pool B                  1,411,361.70
                                                                   ------------
                                                                                     4,851,588.78

           Class D Overdue Interest, if any                                0.00
           Class D Monthly Interest - Pool A                          23,909.58
           Class D Monthly Interest - Pool B                           9,808.96
           Class D Overdue Principal, if any                               0.00
           Class D Monthly Principal - Pool A                         58,853.69
           Class D Monthly Principal - Pool B                         41,515.21
                                                                   ------------
                                                                                       100,368.90
           Ending Principal Balance of the Class D Notes
                                           Pool A                  3,381,373.39
                                           Pool B                  1,369,846.49
                                                                   ------------      ------------
                                                                                     4,751,219.88
                                                                                     ============

------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000           Ending Principal
Original Face $5,850,000        Original Face $5,850,000            Balance Factor
       $ 5.763853                      $ 17.157077                     81.217434%
------------------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class E Notes
                                           Pool A                  4,300,629.49
                                           Pool B                  1,764,356.54
                                                                   ------------
                                                                                    6,064,986.03

           Class E Overdue Interest, if any                                0.00
           Class E Monthly Interest - Pool A                          38,275.60
           Class E Monthly Interest - Pool B                          15,702.77
           Class E Overdue Principal, if any                               0.00
           Class E Monthly Principal - Pool A                         73,567.11
           Class E Monthly Principal - Pool B                         51,894.01
                                                                   ------------
                                                                                      125,461.12
           Ending Principal Balance of the Class E Notes
                                           Pool A                  4,227,062.38
                                           Pool B                  1,712,462.53
                                                                   ------------     ------------
                                                                                    5,939,524.91
                                                                                    ============

------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $7,313,000      Original Face $7,313,000        Balance Factor
       $ 7.381153                    $ 17.155903                 81.218719%
------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 14, 2001


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                           Pool A                                    5,163,042.83
                                           Pool B                                    2,118,249.78
                                                                                     ------------
                                                                                                       7,281,292.61

           Residual Interest - Pool A                                                   56,850.11
           Residual Interest - Pool B                                                   22,848.32
           Residual Principal - Pool A                                                  88,280.53
           Residual Principal - Pool B                                                  62,272.81
                                                                                     ------------
                                                                                                         150,553.34
           Ending Residual Principal Balance
                                           Pool A                                    5,074,762.30
                                           Pool B                                    2,055,976.97
                                                                                     ------------      ------------
                                                                                                       7,130,739.27
                                                                                                       ============


X.    PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                              90,978.13
            - Servicer Advances reimbursement                                                            342,974.72
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                            188,136.75
                                                                                                       ------------
           Total amounts due to Servicer                                                                 622,089.60
                                                                                                       ============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 14, 2001

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
               Aggregate Discounted Contract Balance, as defined in Indenture
                  Agreement, at the beginning of the related Collection Period                                  172,031,336.77

               Aggregate Discounted Contract Balance of Additional Contracts
                  acquired during Collection Period                                                                       0.00

               Decline in Aggregate Discounted Contract Balance                                                   2,942,684.32
                                                                                                                --------------
               Aggregate Discounted Contract Balance, as defined in Indenture
                  Agreement, at the ending of the related Collection Period                                     169,088,652.45
                                                                                                                ==============

               Components of Decline in Aggregate Discounted Contract Balance:
                   - Principal portion of Contract Payments  and Servicer Advances            2,893,246.18

                   - Principal portion of Prepayment Amounts                                     49,438.14

                   - Principal portion of Contracts repurchased under Indenture
                          Agreement Section 4.02                                                      0.00

                   - Aggregate Discounted Contract Balance of Contracts that have
                          become Defaulted Contracts during the Collection Period                     0.00

                   - Aggregate Discounted Contract Balance of Substitute Contracts
                          added during Collection Period                                              0.00

                   - Aggregate Discounted Contract Balance of Predecessor Contracts
                          withdrawn during Collection Period                                          0.00

                                                                                            --------------
                              Total Decline in Aggregate Discounted Contract Balance          2,942,684.32
                                                                                            ==============


POOL B
               Aggregate Discounted Contract Balance, as defined in Indenture
                  Agreement, at the beginning of the related Collection Period                                   70,577,012.21

               Aggregate Discounted Contract Balance of Additional Contracts
                  acquired during Collection Period                                                                       0.00

               Decline in Aggregate Discounted Contract Balance                                                   2,075,760.46
                                                                                                                --------------
               Aggregate Discounted Contract Balance, as defined in Indenture
                  Agreement, at the ending of the related Collection Period                                      68,501,251.75
                                                                                                                ==============

               Components of Decline in Aggregate Discounted Contract Balance:
                   - Principal portion of Contract Payments  and Servicer Advances            1,791,943.73

                   - Principal portion of Prepayment Amounts                                    283,816.73

                   - Principal portion of Contracts repurchased under Indenture
                          Agreement Section 4.02                                                      0.00

                   - Aggregate Discounted Contract Balance of Contracts that have
                          become Defaulted Contracts during the Collection Period                     0.00

                   - Aggregate Discounted Contract Balance of Substitute Contracts
                          added during Collection Period                                              0.00

                   - Aggregate Discounted Contract Balance of Predecessor Contracts
                          withdrawn during Collection Period                                          0.00

                                                                                            --------------
                              Total Decline in Aggregate Discounted Contract Balance          2,075,760.46
                                                                                            ==============

                                                                                                                --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                               237,589,904.20
                                                                                                                ==============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 14, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

        POOL A                                                                                   Predecessor
                                                           Discounted           Predecessor      Discounted
        Lease #      Lessee Name                           Present Value        Lease #          Present Value
        -------      --------------------------------      -------------        -----------      ---------------
                     NONE











                                                           -------------                         ---------------
                                              Totals:              $0.00                                   $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                     $0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                  $202,195,615.75
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                              0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES           NO     X
                                                                                   -------       --------

        POOL B                                                                                   Predecessor
                                                           Discounted           Predecessor      Discounted
        Lease #      Lessee Name                           Present Value        Lease #          Present Value
        -------      --------------------------------      -------------        -----------      ---------------
                     NONE











                                                           -------------                         ---------------
                                              Totals:              $0.00                                   $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                     $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                   $90,333,293.68
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
                   RATING AGENCY APPROVES)                                                                  0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
              THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION
              HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES           NO     X
                                                                                   -------       --------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 14, 2001


XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)


        POOL A - NON-PERFORMING                                                                  Predecessor
                                                           Discounted           Predecessor      Discounted
        Lease #      Lessee Name                           Present Value        Lease #          Present Value
        -------      --------------------------------      -------------        -----------      ---------------
                     NONE











                                                           -------------                         ---------------
                                              Totals:              $0.00                                   $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                               0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                  $202,195,615.75
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                              0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES           NO     X
                                                                                   -------       --------

        POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                            Predecessor
                                                           Discounted           Predecessor      Discounted
        Lease #      Lessee Name                           Present Value        Lease #          Present Value
        -------      --------------------------------      -------------        -----------      ---------------
                     NONE











                                                           -------------                         ---------------
                                              Totals:              $0.00                                   $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                 $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                   $90,333,293.68
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                              0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
              BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES           NO     X
                                                                                   -------       --------

                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICES REPORT
                      FOR THE PAYMENT DATE MARCH 14, 2001

XV.    POOL PERFORMANCE MEASUREMENTS

1.       AGGREGATE DISCOUNTED CONTRACT BALANCE

         CONTRACTS DELINQUENT > 90 DAYS                        TOTAL OUTSTANDING CONTRACTS
         This Month                        2,765,214.85        This Month            237,589,904.20
         1 Month Prior                     2,873,022.02        1 Month Prior         242,608,348.98
         2 Months Prior                    3,689,741.67        2 Months Prior        251,299,608.45

         Total                             9,327,978.54        Total                 731,497,861.63

         a) 3 MONTH AVERAGE                3,109,326.18        b) 3 MONTH AVERAGE    243,832,620.54

         c) a/b                                   1.28%

2.       Does a Delinquency Condition Exist (1c > 6% )?
                                                                                         Yes                    No     X
                                                                                             ----------------     ------------

3.       Restricting Event Check

         A. A Delinquency Condition exists for current period?                           Yes                    No     X
                                                                                             ----------------     ------------
         B. An Indenture Event of Default has occurred and is then continuing?           Yes                    No     X
                                                                                             ----------------     ------------

4.       Has a Servicer Event of Default occurred?                                       Yes                    No     X
                                                                                             ----------------     ------------


5.       Amortization Event Check

         A. Is 1c  > 8% ?                                                                Yes                    No     X
                                                                                             ----------------     ------------
         B. Bankruptcy, insolvency, reorganization; default/violation of any
              covenant or obligation not remedied within 90 days?                        Yes                    No     X
                                                                                             ----------------     ------------
         C. As of any Determination date, the sum of all defaulted contracts
              since the Closing date exceeds 6% of the ADCB on the Closing Date?         Yes                    No     X
                                                                                             ----------------     ------------



6.    Aggregate Discounted Contract Balance at Closing Date                          Balance $ 270,243,724.70
                                                                                             ----------------


         DELINQUENT LEASE SUMMARY

                  Days Past Due              Current Pool Balance       # Leases
                        31 - 60                      5,272,591.98             73
                        61 - 90                      3,813,030.68             14
                       91 - 180                      2,765,214.85             18


         Approved By:
         Lisa J. Cruikshank
         Vice President